UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Semiannual Report

June 30, 2011

Mario J. Gabelli, CFA

Zahid Siddique

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 10.02%, compared with returns of 6.02% and 8.54% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 12.50%. On June 30, 2011, the Fund’s NAV per share was $6.15, while the price of the publicly traded shares closed at $6.10 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	5 Year	10 Year	20 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	1.38%	10.02%	49.02%	7.03%	6.30%	7.47%	10.40%	10.80%
Investment Total Return (c)	1.05	12.50	49.72	3.38	6.82	5.41	10.16	10.38
S&P 500 Index	0.10	6.02	30.69	3.34	2.94	2.72	8.73	9.37	(d)
Dow Jones Industrial Average	1.38	8.54	30.29	6.07	4.94	4.20	10.09	10.71	(d)
Nasdaq Composite Index	(0.03)	5.01	32.87	7.63	5.96	3.28	9.20	8.29	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.
(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolios are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

THE GABELLI EQUITY TRUST INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

Food and Beverage	10.7%
Cable and Satellite	8.3%
Energy and Utilities	7.5%
Diversified Industrial	7.1%
Financial Services	7.1%
Equipment and Supplies	6.2%
Entertainment	5.3%
Telecommunications	4.6%
Consumer Products	4.3%
Automotive: Parts and Accessories	3.8%
Health Care	3.7%
Consumer Services	2.6%
Retail	2.5%
Machinery	2.4%
Publishing	2.3%
Aerospace	2.1%
Business Services	2.1%
Aviation: Parts and Services	1.9%
Specialty Chemicals	1.9%
Hotels and Gaming	1.7%

Communications Equipment	1.6%
Metals and Mining	1.2%
Broadcasting	1.2%
Wireless Communications	1.2%
Electronics	1.2%
Environmental Services	1.0%
Automotive	0.9%
Agriculture	0.8%
Computer Software and Services	0.8%
Transportation	0.6%
Closed-End Funds	0.4%
Real Estate	0.4%
U.S. Government Obligations	0.3%
Computer Hardware	0.1%
Real Estate Investment Trusts	0.1%
Manufactured Housing and Recreational Vehicles	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza as Directors of the Fund. A total of 150,863,818 votes and 155,129,590 votes were cast in favor of these Directors and a total of 8,568,249 votes and 4,302,476 votes were withheld for these Directors, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Director of the Fund. A total of 7,578,720 votes were cast in favor of this Director and a total of 127,040 votes were withheld for this Director.

Mario J. Gabelli, CFA, Thomas E. Bratter, James P. Conn, Arthur V. Ferrara, and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES

Quarter Ended June 30, 2011 (Unaudited)

	Shares	Ownership at June 30, 2011

NET PURCHASES
Common Stocks
BJ’s Wholesale Club Inc.	38,000	78,000
The Boeing Co.	35,000	162,000
Boston Scientific Corp.	10,000	210,000
Cephalon Inc.	12,000	17,000
Church & Dwight Co. Inc. (a)	12,000	24,000
Cimarex Energy Co.	10,000	10,000
Cisco Systems Inc.	5,000	40,000
Citigroup Inc. (b)	23,000	23,000
Clear Channel Outdoor Holdings Inc., Cl. A	16,000	160,000
Cliffs Natural Resources Inc	8,000	8,000
CONSOL Energy Inc.	30,000	30,000
Devon Energy Corp.	22,000	22,000
Diamond Offshore Drilling Inc.	3,000	8,000
E.I. du Pont de Nemours and Co.	6,800	26,800
Expedia Inc.	110,000	110,000
Flowers Foods Inc. (c)	12,000	72,000
Freeport-McMoRan Copper & Gold Inc.	12,000	20,000
GATX Corp.	15,000	173,000
Gilead Sciences Inc.	5,000	5,000
Greif Inc., Cl. B	3,000	15,000
Grupo Bimbo SAB de CV, Cl. A (d)	1,760,000	2,350,000
HSN Inc.	15,000	44,000
Jardine Matheson Holdings Ltd.	6,000	18,000
MGM China Holdings Ltd.	105,000	105,000
Millicom International Cellular SA, SDR (e)	10,000	10,000
Modine Manufacturing Co.	6,100	286,100
The Mosaic Co. (f)	10,000	10,000
National Fuel Gas Co.	20,000	20,000
Newmont Mining Corp.	16,600	171,600
Noble Corp.	5,000	20,000
Oceaneering International Inc. (g)	19,000	38,000
Rolls-Royce Holdings plc, Cl. C (h)	115,200,000	115,200,000
Rolls-Royce Holdings plc, London (i)	1,200,000	1,200,000
Koninklijke Philips Electronics NV (j)	1,342	36,342
Smiths Group plc	40,000	50,000
The St. Joe Co.	35,000	185,000
Superior Industries International Inc.	7,000	52,000
Telecomunicacoes de Sao Paulo SA, Preference, ADR (k)	88,253	88,253

	Shares	Ownership at June 30, 2011

Thomas & Betts Corp.	6,400	263,400
Transocean Ltd.	5,000	20,000

NET SALES
Common Stocks
America Movil SAB de CV, Cl. L, ADR	(1,000)	74,000
American Express Co.	(4,000)	518,000
AMETEK Inc.	(4,000)	335,000
Amgen Inc.	(1,000)	37,000
AOL Inc.	(9,000)	36,000
Archer-Daniels-Midland Co.	(10,000)	260,000
Artio Global Investors Inc.	(1,500)	60,000
Ascent Media Corp., Cl. A	(10,600)	5,500
Ashland Inc.	(1,000)	11,000
Barrick Gold Corp.	(20,000)	65,000
Baxter International Inc.	(13,000)	25,000
Berkshire Hathaway Inc., Cl. A	(1)	129
Best Buy Co. Inc.	(10,000)	—
Biogen Idec Inc.	(500)	32,000
BorgWarner Inc.	(2,000)	85,000
BP plc, ADR	(8,000)	115,000
BT Group plc	(15,000)	1,085,000
Cablevision Systems Corp., Cl. A	(62,000)	1,168,000
CBS Corp., Cl. A, Voting	(17,000)	305,000
The Central Europe and Russia Fund Inc.	(1,000)	101,000
Check Point Software Technologies Ltd.	(1,000)	9,000
Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	(500)	22,500
Cincinnati Bell Inc.	(40,000)	680,000
Citigroup Inc. (b)	(380,000)	—
Coldwater Creek Inc.	(4,000)	36,000
Comcast Corp., Cl. A, Special	(15,000)	90,000
Constellation Brands Inc., Cl. A	(18,000)	82,000
Constellation Energy Group Inc.	(13,000)	60,000
Contax Participacoes SA, ADR	(10,000)	170,000
Corning Inc.	(5,000)	445,000
Crane Co.	(6,000)	229,000
Curtiss-Wright Corp.	(7,000)	328,000
Dean Foods Co.	(5,000)	95,000
Deere & Co.	(1,500)	383,500
Deutsche Bank AG	(80,000)	105,000
Deutsche Telekom AG, ADR	(5,000)	140,000

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES (Continued)

Quarter Ended June 30, 2011 (Unaudited)

	Shares	Ownership at June 30, 2011

NET SALES (Continued)
Common Stocks (Continued)
Diebold Inc.	(2,000)	98,000
DIRECTV, Cl. A	(12,000)	515,000
Discovery Communications Inc., Cl. A	(5,000)	85,000
Discovery Communications Inc., Cl. C	(5,000)	85,000
Eastman Kodak Co.	(15,000)	120,000
El Paso Electric Co.	(15,000)	245,000
Ferro Corp.	(5,000)	450,000
FirstEnergy Corp.	(13,340)	—
Flowserve Corp.	(1,000)	99,000
Franklin Electric Co. Inc.	(1,000)	22,000
Gaylord Entertainment Co.	(10,000)	181,000
General Electric Co.	(22,000)	190,000
Gray Television Inc.	(1,000)	35,000
The Great Atlantic & Pacific Tea Co. Inc., Cv.	(100,000)	1,900,000
Greif Inc., Cl. A	(11,000)	172,000
Grupo Televisa SA, ADR	(5,804)	650,000
Huntington Ingalls Industries Inc.	(1)	5,999
IAC/InterActiveCorp.	(20,000)	80,000
Il Sole 24 Ore SpA	(10,000)	550,000
Imperial Oil Ltd.	(14,000)	—
Interactive Brokers Group Inc., Cl. A	(1,000)	16,000
iPath S&P 500 VIX Short-Term Futures	(45,000)	—
ITO EN Ltd., Preference	(7,000)	8,000
Landauer Inc.	(1,000)	90,000
Legg Mason Inc.	(25,000)	124,000
Liberty Global Inc., Cl. A	(15,000)	95,000
Liberty Global Inc., Cl. C	(15,000)	95,000
Liberty Media Corp. – Starz, Cl. A	(2,000)	22,000
Liberty Media Corp. – Capital, Cl. A	(2,000)	74,000
Liberty Media Corp. – Interactive, Cl. A	(20,000)	185,000
Life Technologies Corp.	(1,000)	73,000
LIN TV Corp., Cl. A	(3,000)	33,000
Lufkin Industries Inc.	(7,500)	195,000
Mandarin Oriental International Ltd.	(300,000)	3,600,000
Marathon Oil Corp.	(10,000)	12,000
The McGraw-Hill Companies Inc.	(5,000)	120,000
Mead Johnson Nutrition Co.	(8,000)	43,000

	Shares	Ownership at June 30, 2011

Media General Inc., Cl. A	(5,000)	195,000
MGM Resorts International	(6,000)	19,000
Millicom International Cellular SA (e)	(10,000)	—
Molex Inc., Cl. A	(15,000)	20,000
Moody’s Corp.	(3,000)	12,000
JPMorgan Chase & Co.	(10,000)	49,088
The Mosaic Co. (f)	(10,000)	—
Motorola Mobility Holdings Inc.	(20,000)	—
Motorola Solutions Inc.	(18,000)	—
National Presto Industries Inc.	(500)	11,500
Navistar International Corp.	(5,000)	133,000
NCR Corp.	(25,000)	65,000
News Corp., Cl. A	(60,000)	1,200,000
NextEra Energy Inc.	(10,000)	22,000
Northeast Utilities	(35,000)	130,000
O’Reilly Automotive Inc.	(2,000)	102,000
Pinnacle Entertainment Inc.	(5,000)	40,000
Precision Castparts Corp.	(1,000)	87,000
Rogers Communications Inc., Cl. B, New York	(1,000)	482,690
Rollins Inc.	(35,000)	1,385,000
Rolls-Royce Group plc (i)	(1,200,000)	—
Rowan Companies Inc.	(1,000)	184,000
Sprint Nextel Corp.	(120,000)	980,000
Sulzer AG	(5,000)	15,500
Suncor Energy Inc.	(5,000)	35,000
Swedish Match AB	(25,000)	865,000
TECO Energy Inc.	(20,000)	—
Tele Norte Leste Participacoes SA, ADR	(3,000)	156,000
Telecom Argentina SA, ADR	(1,000)	26,000
Telefonica SA, ADR	(1,000)	584,000
Telephone & Data Systems Inc., Special	(3,000)	318,000
The Bank of New York Mellon Corp.	(5,000)	180,000
The Hershey Co.	(35,000)	18,000
Time Warner Inc.	(30,000)	240,000
United States Oil Fund LP	(30,000)	—
Universal Entertainment Corp.	(1,000)	109,000
Viacom Inc., Cl. A	(2,000)	298,000
Vivendi	(10,000)	370,000
Vivo Participacoes SA, ADR (k)	(56,938)	—
Waddell & Reed Financial Inc., Cl. A	(25,000)	65,000

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES (Continued)

Quarter Ended June 30, 2011 (Unaudited)

	Shares	Ownership at June 30, 2011

NET SALES (Continued)
Common Stocks (Continued)
Waste Management Inc.	(3,000)	187,000
Wells Fargo & Co.	(12,000)	275,000
Westar Energy Inc.	(15,000)	230,000

(a)	Stock Split – 2 shares for every 1 share held.
(b)	Stock Split – 1 share of Citigroup Inc.(172967424) for every 10 shares of Citigroup Inc.(172967101) held, 15,000 shares were sold after the stock split.
(c)	Stock Split – 3 Shares for every 2 shares held. 12,000 shares were sold prior to split.
(d)	Stock Split – 4 shares for every 1 share held. 10,000 shares were sold after the stock split.
(e)	Exchange – 1 Millicom International Cellular SA, SDR (B00L2M8) for every 1 share held of Millicom International Cellular SA (L6388F110).
(f)	Merger – 1 new share of The Mosaic Co. (61945C103) for every 1 share of The Mosaic Co.(61945A107) held.
(g)	Stock Split – 2 shares for every 1 share held.
(h)	Tender Offer – £0.001 for every 1 share held.
(i)	Merger – 1 new share of Rolls-Royce Holdings plc, London (B63H849) for every 1 share of Rolls-Royce Group plc (3283648) held.
(j)	Dividend Reinvestment – 0.038352 shares for every 1 share held.
(k)	Merger – 1.55 new shares of Telecomunicacoes de Sao Paulo SA, Preference, ADR (87929A102) for every 1 share of Vivo Participacoes SA, ADR (92855S200) held.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 99.5%
	Food and Beverage — 10.7%
32,000	Brown-Forman Corp., Cl. A	$1,556,972	$2,304,000
6,250	Brown-Forman Corp., Cl. B	410,925	466,813
70,000	Campbell Soup Co.	1,928,257	2,418,500
15,000	Coca-Cola Enterprises Inc.	275,289	437,700
82,000	Constellation Brands Inc., Cl. A†	1,028,460	1,707,240
30,000	Corn Products International Inc.	412,116	1,658,400
225,000	Danone	10,770,736	16,787,392
600,000	Davide Campari – Milano SpA	3,120,039	4,933,438
95,000	Dean Foods Co.†	1,853,552	1,165,650
203,000	Diageo plc, ADR	8,469,887	16,619,610
100,000	Dr Pepper Snapple Group Inc.	2,291,138	4,193,000
72,000	Flowers Foods Inc.	356,368	1,586,880
85,000	Fomento Economico Mexicano SAB de CV, ADR	1,135,411	5,651,650
40,000	General Mills Inc.	967,929	1,488,800
2,350,000	Grupo Bimbo SAB de CV, Cl. A	1,778,249	5,445,232
84,000	H.J. Heinz Co.	2,951,372	4,475,520
39,000	Heineken NV	1,824,047	2,345,384
120,000	ITO EN Ltd.	2,774,178	2,121,110
8,000	ITO EN Ltd., Preference	177,446	104,143
14,000	Kellogg Co.	502,615	774,480
66,000	Kerry Group plc, Cl. A	758,380	2,742,104
160,000	Kraft Foods Inc., Cl. A	4,773,465	5,636,800
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	2,069,593
1,000	MEIJI Holdings Co. Ltd.	50,608	42,047
70,000	Morinaga Milk Industry Co. Ltd.	299,202	298,242
25,000	Nestlé SA	513,610	1,553,672
210,000	PepsiCo Inc.	11,513,352	14,790,300
46,000	Pernod-Ricard SA	3,968,283	4,534,093
64,000	Ralcorp Holdings Inc.†	1,243,785	5,541,120
40,673	Remy Cointreau SA	2,357,660	3,423,331
691,000	Sara Lee Corp.	10,095,392	13,122,090
65,000	The Coca-Cola Co.	2,905,350	4,373,850
20,000	The Hain Celestial Group Inc.†	267,663	667,200
18,000	The Hershey Co.	703,555	1,023,300
2,000	The J.M. Smucker Co.	52,993	152,880
131,000	Tootsie Roll Industries Inc.	1,519,168	3,833,060

Shares		Cost	Market Value

70,000	Tyson Foods Inc., Cl. A	$669,293	$1,359,400
380,000	YAKULT HONSHA Co. Ltd.	10,693,823	10,960,313

		97,368,115	152,808,337

	Cable and Satellite — 8.3%
1,168,000	Cablevision Systems Corp., Cl. A	19,332,747	42,293,280
90,000	Comcast Corp., Cl. A, Special	545,321	2,180,700
515,000	DIRECTV, Cl. A†	11,155,485	26,172,300
102,500	DISH Network Corp., Cl. A†	2,600,532	3,143,675
30,740	EchoStar Corp., Cl. A†	923,528	1,119,858
95,000	Liberty Global Inc., Cl. A†	1,722,006	4,278,800
95,000	Liberty Global Inc., Cl. C†	1,823,883	4,056,500
482,690	Rogers Communications Inc., Cl. B, New York	4,005,451	19,075,909
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	764,632
119,000	Scripps Networks Interactive Inc., Cl. A	3,818,064	5,816,720
155,000	Shaw Communications Inc., Cl. B, New York	319,001	3,538,650
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	52,983	912,022
70,000	Time Warner Cable Inc.	3,990,407	5,462,800

		50,426,832	118,815,846

	Energy and Utilities — 7.5%
3,500	AGL Resources Inc.	63,090	142,485
34,000	Anadarko Petroleum Corp.	1,465,861	2,609,840
63,000	Apache Corp.	2,455,803	7,773,570
115,000	BP plc, ADR	6,483,629	5,093,350
60,000	CH Energy Group Inc.	2,474,048	3,195,600
10,000	Cimarex Energy Co.	1,170,898	899,200
35,000	CMS Energy Corp.	223,604	689,150
215,000	ConocoPhillips	12,951,751	16,165,850
30,000	CONSOL Energy Inc.	1,585,377	1,454,400
60,000	Constellation Energy Group Inc.	1,633,233	2,277,600
22,000	Devon Energy Corp.	2,014,132	1,733,820
8,000	Diamond Offshore Drilling Inc.	603,722	563,280
60,000	DPL Inc.	1,411,620	1,809,600
105,000	Duke Energy Corp.	1,899,787	1,977,150
225,000	El Paso Corp.	2,016,451	4,545,000
245,000	El Paso Electric Co.	4,176,417	7,913,500
75,000	Exxon Mobil Corp.	2,571,862	6,103,500
15,000	GenOn Energy Inc.†	141,261	57,900

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
140,000	GenOn Energy Inc., Escrow† (a)	$0	$0
15,000	Great Plains Energy Inc.	340,422	310,950
200,000	Halliburton Co.	3,416,551	10,200,000
12,000	Marathon Oil Corp.	477,467	632,160
20,000	National Fuel Gas Co.	1,503,502	1,456,000
22,000	NextEra Energy Inc.	1,153,471	1,264,120
2,000	Niko Resources Ltd., OTC	110,842	124,082
1,000	Niko Resources Ltd., Toronto	55,421	62,429
10,000	NiSource Inc.	215,500	202,500
20,000	Noble Corp.	747,074	788,200
130,000	Northeast Utilities	2,489,400	4,572,100
38,000	Oceaneering International Inc.	512,207	1,539,000
100,000	Progress Energy Inc., CVO†	52,000	10,000
184,000	Rowan Companies Inc.†	6,704,135	7,141,040
5,000	SJW Corp.	68,704	121,200
20,000	Southwest Gas Corp.	451,132	772,200
130,000	Spectra Energy Corp.	3,274,110	3,563,300
35,000	Suncor Energy Inc.	1,526,344	1,368,500
60,000	The AES Corp.†	342,617	764,400
20,000	Transocean Ltd.	1,342,212	1,291,200
230,000	Westar Energy Inc.	3,865,978	6,189,300

		73,991,635	107,377,476

	Financial Services — 7.1%
518,000	American Express Co. (b)	24,415,942	26,780,600
19,452	Argo Group International Holdings Ltd.	752,879	578,113
60,000	Artio Global Investors Inc.	1,425,194	678,000
72,000	Banco Santander SA, ADR	258,033	828,720
129	Berkshire Hathaway Inc., Cl. A†	378,801	14,977,545
10,000	Calamos Asset Management Inc., Cl. A	88,164	145,200
23,000	Citigroup Inc.	933,997	957,720
79,000	Commerzbank AG, ADR	1,273,161	342,860
105,000	Deutsche Bank AG	5,172,891	6,220,200
10,000	Fortress Investment Group LLC, Cl. A†	49,694	48,200
22,000	H&R Block Inc.	369,710	352,880
16,000	Interactive Brokers Group Inc., Cl. A	354,183	250,400
185,000	Janus Capital Group Inc.	3,080,975	1,746,400
49,088	JPMorgan Chase & Co.	1,540,997	2,009,663
30,000	Kinnevik Investment AB, Cl. A	450,841	673,496

Shares		Cost	Market Value

124,000	Legg Mason Inc.	$2,434,097	$4,062,240
127,000	Leucadia National Corp.	1,599,641	4,330,700
5,000	Loews Corp.	183,078	210,450
155,000	Marsh & McLennan Companies Inc.	4,715,688	4,834,450
12,000	Moody’s Corp.	488,099	460,200
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	305,140
120,000	State Street Corp.	4,047,374	5,410,800
20,000	SunTrust Banks Inc.	419,333	516,000
140,000	T. Rowe Price Group Inc.	4,303,432	8,447,600
180,000	The Bank of New York Mellon Corp.	5,895,187	4,611,600
40,000	The Charles Schwab Corp.	584,500	658,000
15,000	The Dun & Bradstreet Corp.	353,346	1,133,100
65,000	Waddell & Reed Financial Inc., Cl. A	1,470,109	2,362,750
275,000	Wells Fargo & Co.	8,202,594	7,716,500

		75,456,499	101,649,527

	Diversified Industrial — 7.0%
3,000	Acuity Brands Inc.	76,507	167,340
158,000	Ampco-Pittsburgh Corp.	2,060,108	3,705,100
190,000	Cooper Industries plc	4,772,989	11,337,300
229,000	Crane Co.	5,275,493	11,314,890
190,000	General Electric Co.	3,790,304	3,583,400
172,000	Greif Inc., Cl. A	1,903,695	11,185,160
15,000	Greif Inc., Cl. B	674,933	903,750
415,000	Honeywell International Inc.	13,779,476	24,729,850
270,000	ITT Corp.	7,764,168	15,911,100
10,000	Jardine Strategic Holdings Ltd.	190,495	306,000
30,000	Material Sciences Corp.†	30,306	217,500
98,000	Park-Ohio Holdings Corp.†	1,017,645	2,071,720
1,000	Pentair Inc.	31,908	40,360
50,000	Smiths Group plc	1,021,685	963,776
15,500	Sulzer AG	472,347	2,522,034
30,000	Trinity Industries Inc.	428,108	1,046,400
200,000	Tyco International Ltd.	9,082,545	9,886,000

		52,372,712	99,891,680

	Equipment and Supplies — 6.2%
335,000	AMETEK Inc.	3,627,460	15,041,500
4,000	Amphenol Corp., Cl. A	14,775	215,960
94,000	CIRCOR International Inc.	974,241	4,026,020
191,000	Donaldson Co. Inc.	2,976,575	11,589,880
99,000	Flowserve Corp.	3,077,246	10,879,110
22,000	Franklin Electric Co. Inc.	242,405	1,032,900

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares			Cost	Market Value

		COMMON STOCKS (Continued)
		Equipment and Supplies (Continued)
60,000		Gerber Scientific Inc.†	$688,424	$667,800
55,000		GrafTech International Ltd.†	432,877	1,114,850
300,000		IDEX Corp.	7,173,399	13,755,000
40,000		Ingersoll-Rand plc	795,378	1,816,400
195,000		Lufkin Industries Inc.	927,386	16,779,750
11,000		Mueller Industries Inc.	485,034	417,010
2,000		Sealed Air Corp.	17,404	47,580
70,000		Tenaris SA, ADR	3,080,791	3,201,100
4,000		The Manitowoc Co. Inc.	25,450	67,360
70,000		The Weir Group plc	294,552	2,389,619
164,000		Watts Water Technologies Inc., Cl. A	2,382,235	5,807,240

			27,215,632	88,849,079

		Entertainment — 5.3%
32,000		Canal+ Groupe	34,011	234,810
2,002		Chestnut Hill Ventures† (a)	54,500	131,282
85,000		Discovery Communications Inc., Cl. A†	1,549,510	3,481,600
85,000		Discovery Communications Inc., Cl. C†	1,081,733	3,106,750
500		DreamWorks Animation SKG Inc., Cl. A†	10,535	10,050
650,000		Grupo Televisa SA, ADR	7,539,048	15,990,000
22,000		Liberty Media Corp. - Starz, Cl. A†	381,886	1,655,280
10,000		Regal Entertainment Group, Cl. A	128,218	123,500
382,000		The Madison Square Garden Co., Cl. A†	6,323,804	10,516,460
240,000		Time Warner Inc.	9,362,614	8,728,800
100,000		Tokyo Broadcasting System Holdings Inc.	2,864,975	1,203,652
109,000		Universal Entertainment Corp.	2,370,898	3,621,825
298,000		Viacom Inc., Cl. A	13,808,585	17,129,040
370,000		Vivendi	10,957,562	10,288,509

			56,467,879	76,221,558

		Telecommunications — 4.5%
65,000		BCE Inc.	1,607,839	2,553,850
2,500	(d)	Bell Aliant Inc. (c)	60,667	74,447
44,000		Brasil Telecom SA, ADR	1,392,160	1,261,040
15,801		Brasil Telecom SA, Cl. C, ADR	254,380	170,335
1,085,000		BT Group plc	4,486,589	3,508,875
7,040,836		Cable & Wireless Jamaica Ltd.† (e)	128,658	11,546

Shares		Cost	Market Value

680,000	Cincinnati Bell Inc.†	$3,886,003	$2,257,600
140,000	Deutsche Telekom AG, ADR	2,303,750	2,188,200
44,000	Hellenic Telecommunications Organization SA	802,330	410,279
16,000	Hellenic Telecommunications Organization SA, ADR	128,689	75,040
95,000	Koninklijke KPN NV†	221,092	1,381,783
15,000	NII Holdings Inc.†	633,750	635,700
980,000	Sprint Nextel Corp.†	8,897,166	5,282,200
156,000	Tele Norte Leste Participacoes SA, ADR	2,071,946	2,424,240
26,000	Telecom Argentina SA, ADR	153,027	677,560
600,000	Telecom Italia SpA	2,452,905	834,856
88,253	Telecomunicacoes de Sao Paulo SA, Preference, ADR	2,232,998	2,621,114
584,000	Telefonica SA, ADR	9,004,875	14,302,160
36,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	175,050	594,000
270,000	Telephone & Data Systems Inc.	12,543,458	8,391,600
318,000	Telephone & Data Systems Inc., Special	13,903,803	8,563,740
15,000	TELUS Corp.	280,203	825,859
155,000	Verizon Communications Inc.	5,107,783	5,770,650

		72,729,121	64,816,674

	Consumer Products — 4.3%
65,000	Avon Products Inc.	1,782,367	1,820,000
17,000	Christian Dior SA	643,155	2,674,817
24,000	Church & Dwight Co. Inc.	79,628	972,960
9,000	Clorox Co.	500,281	606,960
120,000	Eastman Kodak Co.†	782,248	429,600
95,000	Energizer Holdings Inc.†	4,418,480	6,874,200
130,000	Fortune Brands Inc.	6,373,293	8,290,100
2,266	Givaudan SA†	653,003	2,397,392
60,000	Hanesbrands Inc.†	1,376,148	1,713,000
30,000	Harley-Davidson Inc.	1,393,692	1,229,100
4,000	Jarden Corp.	91,909	138,040
8,000	Mattel Inc.	144,000	219,920
11,500	National Presto Industries Inc.	355,651	1,167,135
10,000	Oil-Dri Corp. of America	171,255	214,200
56,000	Reckitt Benckiser Group plc	1,721,681	3,091,787
33,000	Svenska Cellulosa AB, Cl. B	450,176	464,594
865,000	Swedish Match AB	9,564,345	29,005,644

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
1,000	The Estee Lauder Companies Inc., Cl. A	$72,261	$105,190

		30,573,573	61,414,639

	Automotive: Parts and Accessories — 3.8%
85,000	BorgWarner Inc.†	1,741,874	6,867,150
157,000	CLARCOR Inc.	1,274,041	7,422,960
215,000	Dana Holding Corp.†	1,440,698	3,934,500
265,000	Genuine Parts Co.	9,473,408	14,416,000
151,000	Johnson Controls Inc.	3,224,338	6,290,660
135,000	Midas Inc.†	1,878,589	853,200
286,100	Modine Manufacturing Co.†	6,336,457	4,397,357
102,000	O’Reilly Automotive Inc.†	2,915,710	6,682,020
175,000	Standard Motor Products Inc.	1,873,526	2,665,250
52,000	Superior Industries International Inc.	1,094,230	1,149,720

		31,252,871	54,678,817

	Health Care — 3.7%
12,000	Abbott Laboratories	506,418	631,440
14,046	Allergan Inc.	655,380	1,169,330
37,000	Amgen Inc.†	2,162,979	2,158,950
25,000	Baxter International Inc.	1,204,317	1,492,250
10,000	Becton, Dickinson and Co.	817,345	861,700
32,000	Biogen Idec Inc.†	630,225	3,421,440
210,000	Boston Scientific Corp.†	1,963,900	1,451,100
85,000	Bristol-Myers Squibb Co.	2,152,363	2,461,600
17,000	Cephalon Inc.†	1,359,323	1,358,300
49,000	Covidien plc	1,929,854	2,608,270
5,000	Gilead Sciences Inc.†	203,906	207,050
30,000	Henry Schein Inc.†	764,324	2,147,700
15,000	Hospira Inc.†	528,513	849,900
42,000	Johnson & Johnson	2,725,134	2,793,840
73,000	Life Technologies Corp.†	1,917,354	3,801,110
43,000	Mead Johnson Nutrition Co.	1,931,913	2,904,650
100,000	Merck & Co. Inc.	2,237,483	3,529,000
10,000	Nobel Biocare Holding AG†	286,712	203,866
97,000	Novartis AG, ADR	4,333,718	5,927,670
95,000	UnitedHealth Group Inc.	4,478,503	4,900,100
4,000	Waters Corp.†	285,470	382,960
12,000	Watson Pharmaceuticals Inc.†	491,936	824,760
63,000	William Demant Holding A/S†	2,860,345	5,685,850

Shares		Cost	Market Value

7,000	Zimmer Holdings Inc.†	$339,145	$442,400

		36,766,560	52,215,236

	Consumer Services — 2.6%
110,000	Expedia Inc.	2,897,301	3,188,900
80,000	IAC/InterActiveCorp.†	2,044,218	3,053,600
185,000	Liberty Media Corp. - Interactive, Cl. A†	3,927,097	3,102,450
1,385,000	Rollins Inc.	9,461,656	28,226,300

		18,330,272	37,571,250

	Retail — 2.5%
100,000	AutoNation Inc.†	1,070,027	3,661,000
500	AutoZone Inc.†	43,965	147,425
78,000	BJ’s Wholesale Club Inc.†	3,637,219	3,927,300
36,000	Coldwater Creek Inc.†	146,429	50,400
40,000	Costco Wholesale Corp.	1,843,960	3,249,600
120,000	CVS Caremark Corp.	4,075,042	4,509,600
44,000	HSN Inc.†	984,405	1,448,480
390,000	Macy’s Inc.	7,012,577	11,403,600
50,000	Sally Beauty Holdings Inc.†	416,928	855,000
10,000	The Cheesecake Factory Inc.†	292,288	313,700
40,000	Wal-Mart Stores Inc.	1,992,957	2,125,600
65,000	Walgreen Co.	2,109,724	2,759,900
22,000	Whole Foods Market Inc.	447,986	1,395,900

		24,073,507	35,847,505

	Machinery — 2.4%
15,000	Caterpillar Inc.	101,378	1,596,900
12,000	CNH Global NV†	300,884	463,800
383,500	Deere & Co.	11,212,947	31,619,575

		11,615,209	33,680,275

	Publishing — 2.3%
550,000	Il Sole 24 Ore SpA†	3,910,746	932,379
195,000	Media General Inc., Cl. A†	5,016,790	744,900
114,000	Meredith Corp.	4,806,823	3,548,820
1,200,000	News Corp., Cl. A	15,045,730	21,240,000
20,000	News Corp., Cl. B	186,274	361,600
27,000	The E.W. Scripps Co., Cl. A†	172,848	261,090
120,000	The McGraw-Hill Companies Inc.	4,833,799	5,029,200

		33,973,010	32,117,989

	Aerospace — 2.1%
622,462	BBA Aviation plc	1,494,123	2,172,877
27,800	Kaman Corp.	595,372	986,066
4,000	Lockheed Martin Corp.	234,360	323,880

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Aerospace (Continued)
36,000	Northrop Grumman Corp.	$1,843,814	$2,496,600
1,200,000	Rolls-Royce Holdings plc†	9,166,092	12,422,359
115,200,000	Rolls-Royce Holdings plc, Cl. C† (e)(f)	189,007	184,891
162,000	The Boeing Co.	10,463,889	11,976,660

		23,986,657	30,563,333

	Business Services — 2.1%
6,000	ACCO Brands Corp.†	77,008	47,100
5,500	Ascent Media Corp., Cl. A†	160,685	291,335
160,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,514,510	2,032,000
170,000	Contax Participacoes SA, ADR†	69,832	474,300
98,000	Diebold Inc.	3,704,653	3,038,980
5,230	Edenred	94,604	159,574
200,000	G4S plc	0	898,133
1,000	Hertz Global Holdings Inc.†	7,031	15,880
18,000	Jardine Matheson Holdings Ltd.	565,207	1,032,120
90,000	Landauer Inc.	2,485,763	5,543,100
40,500	MasterCard Inc., Cl. A	1,780,529	12,204,270
30,000	Monster Worldwide Inc.†	533,936	439,800
320,000	The Interpublic Group of Companies Inc.	2,705,899	4,000,000
4,000	Visa Inc., Cl. A	176,000	337,040

		14,875,657	30,513,632

	Aviation: Parts and Services — 1.9%
328,000	Curtiss-Wright Corp.	4,627,882	10,617,360
285,000	GenCorp Inc.†	2,509,934	1,829,700
87,000	Precision Castparts Corp.	4,475,949	14,324,550

		11,613,765	26,771,610

	Specialty Chemicals — 1.9%
11,000	Ashland Inc.	184,140	710,820
26,800	E.I. du Pont de Nemours and Co.	1,232,451	1,448,540
450,000	Ferro Corp.†	5,293,692	6,048,000
4,000	FMC Corp.	136,430	344,080
45,000	H.B. Fuller Co.	620,163	1,098,900
70,000	International Flavors & Fragrances Inc.	3,296,486	4,496,800
267,000	Omnova Solutions Inc.†	1,655,747	1,858,320

Shares		Cost	Market Value

235,000	Sensient Technologies Corp.	$4,294,444	$8,711,450
100,000	Zep Inc.	1,293,508	1,890,000

		18,007,061	26,606,910

	Hotels and Gaming — 1.7%
20,000	Accor SA	694,524	894,312
181,000	Gaylord Entertainment Co.†	4,698,087	5,430,000
70,000	Genting Singapore plc†	52,525	109,989
34,500	Interval Leisure Group Inc.†	661,928	472,305
1,500,087	Ladbrokes plc	10,712,466	3,669,142
50,000	Las Vegas Sands Corp.†	260,857	2,110,500
3,600,000	Mandarin Oriental International Ltd.	6,769,756	7,524,000
105,000	MGM China Holdings Ltd.†	207,640	193,223
19,000	MGM Resorts International†	84,305	250,990
32,000	Orient-Express Hotels Ltd., Cl. A†	473,395	344,000
40,000	Pinnacle Entertainment Inc.†	189,092	596,000
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	1,905,360
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	334,117
2,000	Wynn Resorts Ltd.	74,539	287,080

		25,555,161	24,121,018

	Communications Equipment — 1.6%
40,000	Cisco Systems Inc.	781,492	624,400
445,000	Corning Inc.	3,723,928	8,076,750
263,400	Thomas & Betts Corp.†	9,196,234	14,184,090

		13,701,654	22,885,240

	Metals and Mining — 1.2%
15,000	Agnico-Eagle Mines Ltd.	717,413	946,950
53,000	Alcoa Inc.	749,462	840,580
65,000	Barrick Gold Corp.	1,903,200	2,943,850
8,000	Cliffs Natural Resources Inc†	797,695	739,600
20,000	Freeport-McMoRan Copper & Gold Inc.	889,820	1,058,000
56,350	Ivanhoe Mines Ltd.†	470,211	1,425,655
52,000	New Hope Corp. Ltd.	70,252	291,132
171,600	Newmont Mining Corp.	5,746,323	9,261,252

		11,344,376	17,507,019

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Broadcasting — 1.2%
305,000	CBS Corp., Cl. A, Voting	$8,973,481	$8,774,850
2,000	Cogeco Inc.	39,014	89,398
25,334	Corus Entertainment Inc., Cl. B, OTC	46,981	535,320
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	142,036
35,000	Gray Television Inc.†	90,722	92,400
74,000	Liberty Media Corp. - Capital, Cl. A†	950,739	6,345,500
33,000	LIN TV Corp., Cl. A†	228,704	160,710
100,000	Television Broadcasts Ltd.	396,239	660,524

		10,738,286	16,800,738

	Wireless Communications — 1.2%
74,000	America Movil SAB de CV, Cl. L, ADR	1,027,241	3,987,120
10,000	Millicom International Cellular SA, SDR	1,000,288	1,043,445
1,500	NTT DoCoMo Inc.	2,980,751	2,664,431
32,165	Tim Participacoes SA, ADR	390,212	1,582,840
115,400	United States Cellular Corp.†	5,343,392	5,587,668
71,000	Vodafone Group plc, ADR	1,894,369	1,897,120

		12,636,253	16,762,624

	Electronics — 1.2%
20,000	Bel Fuse Inc., Cl. A	591,896	464,000
4,000	Hitachi Ltd., ADR	287,076	238,240
100,000	Intel Corp.	2,148,940	2,216,000
36,342	Koninklijke Philips Electronics NV	88,880	933,271
75,000	LSI Corp.†	442,152	534,000
2,400	Mettler-Toledo International Inc.†	337,271	404,808
20,000	Molex Inc., Cl. A	363,729	429,600
2,000	Rovi Corp.†	33,295	114,720
55,000	TE Connectivity Ltd.	2,106,049	2,021,800
275,000	Texas Instruments Inc.	6,623,135	9,028,250

		13,022,423	16,384,689

	Environmental Services — 1.0%
210,000	Republic Services Inc.	4,445,444	6,478,500
187,000	Waste Management Inc.	4,745,131	6,969,490

		9,190,575	13,447,990

	Automotive — 0.9%
40,000	Ford Motor Co.†	650,150	551,600
15,000	General Motors Co.†	561,903	455,400

Shares		Cost	Market Value

133,000	Navistar International Corp.†	$4,004,191	$7,509,180
81,750	PACCAR Inc.	359,963	4,176,608

		5,576,207	12,692,788

	Agriculture — 0.8%
260,000	Archer-Daniels-Midland Co.	5,958,460	7,839,000
21,000	Monsanto Co.	938,180	1,523,340
15,000	Syngenta AG, ADR	189,981	1,013,400
10,000	The Mosaic Co.	428,085	677,300

		7,514,706	11,053,040

	Computer Software and Services — 0.8%
36,000	AOL Inc.†	955,359	714,960
9,000	Check Point Software Technologies Ltd.†	152,841	511,650
50,000	InterXion Holding NV†	725,620	757,000
65,000	NCR Corp.†	813,962	1,227,850
28,000	Rockwell Automation Inc.	976,136	2,429,280
340,000	Yahoo! Inc.†	7,414,446	5,113,600

		11,038,364	10,754,340

	Transportation — 0.6%
449,000	AMR Corp.†	4,156,102	2,424,600
173,000	GATX Corp.	4,845,695	6,421,760
3,000	Grupo TMM SA, Cl. A, ADR†	6,660	5,220
5,999	Huntington Ingalls Industries Inc.†	182,325	206,966

		9,190,782	9,058,546

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	368,797	447,600
101,000	The Central Europe and Russia Fund Inc.	2,327,425	4,388,450
70,957	The New Germany Fund Inc.	765,717	1,280,064

		3,461,939	6,116,114

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	529,368	1,803,195
185,000	The St. Joe Co.†	6,754,027	3,855,400

		7,283,395	5,658,595

	Computer Hardware — 0.1%
15,000	SanDisk Corp.†	765,993	622,500
120,000	Xerox Corp.	1,262,725	1,249,200

		2,028,718	1,871,700

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	$37,490	$127,240
23,000	Rayonier Inc.	734,278	1,503,050

		771,768	1,630,290

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	511,808
9,500	Nobility Homes Inc.†	185,367	76,000
30,000	Skyline Corp.	1,004,435	525,000

		1,322,597	1,112,808

	TOTAL COMMON STOCKS	905,473,771	1,420,268,912

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B†	628,042	937,350

	WARRANTS — 0.0%
	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	450,000	18,000

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (c)	2,000,000	1,995,000

	CORPORATE BONDS — 0.0%
	Retail — 0.0%
1,900,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (a)	1,876,465	581,020

	Consumer Products — 0.0%
1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11† (a)	0	0

	TOTAL CORPORATE BONDS	1,876,465	581,020

	U.S. GOVERNMENT OBLIGATIONS — 0.3%
4,000,000	U.S. Treasury Bills, 0.025% to 0.080%††, 08/04/11 to 11/10/11 (g)	3,999,070	3,999,401

TOTAL INVESTMENTS — 100.0%		$914,427,348	1,427,799,683

Number of Contracts		Expiration Date	Unrealized Depreciation

	FUTURES CONTRACTS — SHORT POSITIONS
455	S & P 500 E-Mini Futures (h)	09/16/11	$(717,498)

Market Value

Other Assets and Liabilities (Net)	788,818

PREFERRED STOCK (8,218,262 preferred shares outstanding)	(305,356,550)

NET ASSETS — COMMON STOCK (182,608,368 common shares outstanding)	$1,122,514,453

NET ASSET VALUE PER COMMON SHARE ($1,122,514,453 ÷ 182,608,368 shares outstanding)	$6.15

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of fair valued securities amounted to $712,302 or 0.05% of total investments.
(b)	Securities, or a portion thereof, with a value of $5,170,000 were pledged as collateral for futures contracts.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of the Rule 144A securities amounted to $2,069,447 or 0.14% of total investments.
(d)	Denoted in units.
(e)	At June 30, 2011, the Fund held investments in restricted securities amounting to $196,437 or 0.01% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0016
115,200,000	Rolls-Royce Holdings plc, Cl. C	04/20/11	189,007	0.0016

(f)	Illiquid security.
(g)	At June 30, 2011, $1,000,000 of the principal amount was pledged as collateral for futures contracts.
(h)	At June 30, 2011, the Fund had entered into futures contracts with UBS AG.
†	Non-income producing security.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	80.4%	$1,147,991,136
Europe	14.5	206,285,129
Latin America	2.9	41,818,310
Japan	1.5	21,254,003
Asia/Pacific	0.7	10,451,105

Total Investments	100.0%	$1,427,799,683

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $914,427,348)	$1,427,799,683
Foreign currency, at value (cost $44,710)	45,598
Receivable for investments sold	7,856,739
Dividends and interest receivable	2,270,377
Deferred offering expense	80,327
Prepaid expense	14,289

Total Assets	1,438,067,013

Liabilities:
Payable to custodian	6,239,471
Payable for investments purchased	163,898
Distributions payable	140,325
Payable for investment advisory fees	2,402,437
Payable for accounting fees	7,500
Payable for auction agent fees	838,634
Variation margin payable	252,052
Other accrued expenses	151,693

Total Liabilities	10,196,010

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Market, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Stock	305,356,550

Net Assets Attributable to Common Shareholders	$1,122,514,453

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$696,472,154
Accumulated distributions in excess of net investment income	(1,785,738)
Accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(84,854,055)
Net unrealized appreciation on investments	513,372,335
Net unrealized depreciation on futures contracts	(717,498)
Net unrealized appreciation on foreign currency translations	27,255

Net Assets	$1,122,514,453

Net Asset Value per Common Share:
($1,122,514,453 ÷ 182,608,368 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$6.15

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $605,061)	$13,725,690
Interest	42,984

Total Investment Income	13,768,674

Expenses:
Investment advisory fees	7,025,716
Shareholder communications expenses	244,545
Auction agent fees	123,445
Custodian fees	92,585
Payroll expenses	74,739
Directors’ fees	70,995
Shareholder services fees	70,281
Legal and audit fees	63,533
Accounting fees	22,500
Interest expense	469
Offering expense for issuance of preferred shares	330
Miscellaneous expenses	160,395

Total Expenses	7,949,533

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(869)

Net Expenses	7,948,664

Net Investment Income	5,820,010

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency:
Net realized gain on investments	14,313,761
Net realized loss on futures contracts	(2,313,074)
Net realized gain on swap contracts	33,351
Net realized loss on foreign currency transactions	(25,440)

Net realized gain on investments, future contracts, swap contracts, and foreign currency transactions	12,008,598

Net change in unrealized appreciation on investments	90,597,597
Net change in unrealized appreciation on futures contracts	84,247
Net change in unrealized depreciation on swap contracts	(7,422)
Net change in unrealized appreciation on foreign currency translations	5,047

Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	90,679,469

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency	102,688,067

Net Increase in Net Assets Resulting from Operations	108,508,077

Total Distributions to Preferred Stock Shareholders	(6,331,349)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$102,176,728

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
Operations:
Net investment income	$5,820,010		$8,725,793
Net realized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	12,008,598		(7,453,804)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	90,679,469		252,327,537

Net Increase in Net Assets Resulting from Operations	108,508,077		253,599,526

Distributions to Preferred Shareholders:
Net investment income	(2,342,599	)*	(9,224,573)
Net realized long-term gain	(3,988,750	)*	—
Return of capital	—		(3,614,958)

Total Distributions to Preferred Shareholders	(6,331,349)		(12,839,531)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	102,176,728		240,759,995

Distributions to Common Shareholders:
Net investment income	(4,405,233	)*	—
Net realized long-term gain	(6,852,584	)*	—
Return of capital	(37,689,214	)*	(92,239,189)

Total Distributions to Common Shareholders	(48,947,031)		(92,239,189)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	10,469,647		—
Recapture of gain on sale of Fund shares by an affiliate	—		25,488

Net Increase in Net Assets from Fund Share Transactions	10,469,647		25,488

Net Increase in Net Assets Attributable to Common Shareholders	63,699,344		148,546,294
Net Assets Attributable to Common Shareholders:
Beginning of period	1,058,815,109		910,268,815

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,122,514,453		$1,058,815,109

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009		2008		2007	2006
Operating Performance:
Net asset value, beginning of period	$5.85		$5.03	$4.14		$9.22		$9.40	$8.10

Net investment income	0.03		0.05	0.06		0.12		0.14	0.18
Net realized and change in unrealized gain/(loss) on investments, written options, futures contracts, swap contracts, and foreign currency transactions	0.57		1.35	1.62		(4.30)		1.12	2.18

Total from investment operations	0.60		1.40	1.68		(4.18)		1.26	2.36

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.05)	(0.07)		(0.11)		(0.02)	(0.03)
Net realized gain	(0.02	)*	—	—		—		(0.12)	(0.12)
Return of capital	—		(0.02)	—		—		—	—

Total distributions to preferred shareholders	(0.03)		(0.07)	(0.07)		(0.11)		(0.14)	(0.15)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.57		1.33	1.61		(4.29)		1.12	2.21

Distributions to Common Shareholders:
Net investment income	(0.02	)*	—	(0.00	)(e)	(0.00	)(e)	(0.12)	(0.16)
Net realized gain	(0.04	)*	—	—		—		(0.57)	(0.72)
Return of capital	(0.21	)*	(0.51)	(0.72)		(0.80)		(0.61)	—

Total distributions to common shareholders	(0.27)		(0.51)	(0.72)		(0.80)		(1.30)	(0.88)

Fund Share Transactions:
Increase in net asset value from common stock share transactions	0.00	(e)	—	0.00	(e)	0.01		—	—
Increase in net asset value from repurchase of preferred shares	—		—	0.00	(e)	0.00	(e)	—	—
Recapture of gain on sale of Fund shares by an affiliate	—		0.00 (e)	—		—		—	—
Offering costs for preferred shares charged to paid-in capital	—		—	—		0.00	(e)	—	(0.03)
Offering costs for issuance of rights charged to paid-in capital	—		—	—		—		—	(0.00	)(e)

Total fund share transactions	0.00	(e)	0.00 (e)	0.00	(e)	0.01		—	(0.03)

Net Asset Value Attributable to Common Shareholders, End of Period	$6.15		$5.85	$5.03		$4.14		$9.22	$9.40

NAV Total Return †	9.93%		28.15%	44.10%		(49.06)%		12.14%	28.17%

Market value, end of period	$6.10		$5.67	$5.04		$3.70		$9.28	$9.41

Investment total return ††	12.50%		23.96%	61.56%		(54.77)%		12.75%	29.42%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,427,871		$1,364,172	$1,215,626		$1,106,614		$1,990,123	$2,114,399
Net assets attributable to common shares, end of period (in 000’s)	$1,122,514		$1,058,815	$910,269		$724,076		$1,586,381	$1,586,906
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.06	%(f)	0.92%	1.53%		1.73%		1.16%	2.12%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.44	%(f)	1.50%	1.74%		1.52%		—	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.44	%(f)	1.50%	1.72%		1.19%		1.46%	1.43%

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data (continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.13	%(f)	1.14%	1.22%	1.14%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.13	%(f)	1.14%	1.20%	0.89%	1.17%	1.11%
Portfolio turnover rate †††	3.4%		5.5%	6.7%	13.5%	17.2%	29.5%
Preferred Stock:
7.200% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—		—	—	—	—	$123,750
Total shares outstanding (in 000’s)	—		—	—	—	—	4,950
Liquidation preference per share	—		—	—	—	—	$25.00
Average market value (b)	—		—	—	—	—	$25.27
Asset coverage per share	—		—	—	—	—	$100.21
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000		$72,000	$72,000	$117,000	$130,000	$130,000
Total shares outstanding (in 000’s)	3		3	3	5	5	5
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$116,902		$111,687	$99,525	$72,320	$123,230	$100,211
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097		$59,097	$59,097	$72,532	$73,743	$73,743
Total shares outstanding (in 000’s)	2,364		2,364	2,364	2,901	2,950	2,950
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.14		$25.03	$23.39	$22.69	$23.86	$23.98
Asset coverage per share	$116.90		$111.69	$99.53	$72.32	$123.23	$100.21
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000		$28,000	$28,000	$45,000	$50,000	$50,000
Total shares outstanding (in 000’s)	1		1	1	2	2	2
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$116,902		$111,687	$99,525	$72,320	$123,230	$100,211
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260		$146,260	$146,260	$148,007	$150,000	$150,000
Total shares outstanding (in 000’s)	5,850		5,850	5,850	5,920	6,000	6,000
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.46		$25.71	$24.08	$23.48	$24.69	$25.12
Asset coverage per share	$116.90		$111.69	$99.53	$72.32	$123.23	$100.21
Asset Coverage (d)	468%		447%	398%	289%	493%	401%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 27.3% and 33.1%, respectively.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(d)	Asset coverage is calculated by combining all series of preferred stock.
(e)	Amount represents less than $0.005 per share.
(f)	Annualized.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization. The Gabelli Equity Trust Inc. (the “Equity Trust”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2.  Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$107,367,476	$10,000	$0	$107,377,476
Entertainment	76,090,276	—	131,282	76,221,558
Telecommunications	64,805,128	11,546	—	64,816,674
Aerospace	30,378,442	184,891	—	30,563,333
Other Industries (a)	1,141,289,871	—	—	1,141,289,871
Total Common Stocks	1,419,931,193	206,437	131,282	1,420,268,912
Convertible Preferred Stocks (a)	937,350	—	—	937,350
Warrants (a)	18,000	—	—	18,000
Convertible Corporate Bonds (a)	—	1,995,000	—	1,995,000
Corporate Bonds (a)	581,020	—	0	581,020
U.S. Government Obligations	—	3,999,401	—	3,999,401
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,421,467,563	$6,200,838	$131,282	$1,427,799,683
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACTS
Futures Contracts Sold (b)	$(717,498)	$—	$—	$(717,498)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(717,498)	$—	$—	$(717,498)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI. Only current day variation margin is reported with the Fund’s Statements of Assets and Liabilities.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Entertainment	91,191	—	—	40,091	—	—	—	—	131,282	40,091
Total Common Stocks	91,191	—	—	40,091	—	—	—	—	131,282	40,091
Warrants:
Energy and Utilities	85	—	(36,353)	36,268	—	(0)	—	—	—	—
Convertible Corporate Bonds	630,000	—	—	—	—	—	—	(630,000)	—	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$721,276	$—	$(36,353)	$76,359	$—	$(0)	$—	$(630,000)	$131,282	$40,091

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under U.S. GAAP and are disclosed in the Schedule of Investments.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the six months ended June 30, 2011 the Fund held no investments in options.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Swap Agreements.  The Fund may enter into equity contract for difference, and interest rate swap or cap transactions for the purposes of increasing the income of the Fund or to hedge or protect its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series C Cumulative Preferred Stock and Series E Cumulative Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

During the six months ended June 30, 2011, the Fund held no investments in interest rate swap agreements.

The Fund held an equity contract for difference swap agreement through April 5, 2011, with an average monthly notional amount while it was outstanding of approximately $600,564. At June 30, 2011, the Fund held no investments in equity contracts for difference swap agreements.

For the six months ended June 30, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized depreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at June 30, 2011 are reflected within the Schedule of Investments.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The Fund’s volume of activity in equity futures contracts sold during the six months ended June 30, 2011 had an average monthly market value of approximately $32,901,407.

As of June 30, 2011, the value of equity futures contracts can be found in the Statement of Assets and Liabilities under Liabilities, Variation margin payable. For the six months ended June 30, 2011, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized appreciation on futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Investments in other Investment Companies.  The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2011, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the six months ended June 30, 2011.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value (“NAV”) and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	—	$9,224,573
Return of capital	$92,239,189	3,614,958

Total distributions paid	$92,239,189	$12,839,531

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2010, the Fund paid a $3,344 corporate tax expense due to a previously unidentified passive foreign investment company investment held in prior years.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(72,413,822)
Net unrealized appreciation on investments, futures contracts, swap contracts, and foreign currency translations	407,802,924
Other temporary differences*	(265,714)

Total	$335,123,388

*	Other temporary differences are primarily due to income adjustments from investments in hybrid and defaulted securities, and swap contract mark-to-market and accrual adjustments.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,413,822 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,952 of the loss carryforward is available through 2016; $53,348,591 is available through 2017; and $13,387,279 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$928,811,140	$577,747,929	$(78,759,386)	$498,988,543

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2011, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $98,644 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011, the Fund paid or accrued $74,739 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $48,785,237 and $90,523,810, respectively.

5.  Capital.  The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any shares of its common stock in the open market.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Transactions in common shares were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	1,750,882	$10,469,647	—	$—
Net decrease from write-off of common shares	—	—	(5,502)	—

Net increase/(decrease)	1,750,882	$10,469,647	(5,502)	$—

The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on June 30, 2011. Offering costs of $143,532 relating to the previous shelf registration were written off in 2010.

On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series C Stock ranged from 0.105% to 0.285% during the six months ended June 30, 2011. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the six months ended June 30, 2011. At June 30, 2011, 2,880 shares of Series C Stock were outstanding with an annualized dividend rate of 0.105% and accrued dividends amounted to $420.

On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock (“Series D Stock”). Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Series D Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2011, the Fund did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At June 30, 2011, 2,363,860 shares of 5.875% Series D Stock were outstanding and accrued dividends amounted to $38,577.

On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock (“Series E Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series E Stock subject to bid orders by potential holders has been less than the number of Series E Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. In that event, holders that have submitted sell orders have not been able to sell any or all of the Series E Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series E Stock ranged from 0.075% to 0.285% during the six months ended June 30, 2011. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series E Stock may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Stock in whole or in part at the redemption price at any time. There were no redemptions of Series E Stock during the six months ended June 30, 2011. At June 30, 2011, 1,120 shares of Series E Stock were outstanding with an annualized dividend rate of 0.075% and accrued dividends amounted to $0.

On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock (“Series F Stock”). Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series F Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2011, the Fund did not repurchase any shares of 6.20% Series F Cumulative Preferred Stock. At June 30, 2011, 5,850,402 shares of Series F Stock were outstanding and accrued dividends amounted to $100,757.

The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI EQUITY TRUST INC.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Equity Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 25, 2011, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser. The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other equity closed-end funds included in the Lipper peer group. The Independent Board Members noted that the Fund’s total return performance was above the peer average and peer median for the one, three, five, and ten year periods ended March 31, 2011. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the “other expenses” paid by the Fund and the Fund’s overall expense ratio are below the average for its peer group, but that the advisory fee was above the average at the high end of advisory fees for peer funds. They took note of the fact that the use of leverage impacts comparative expenses. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s preferred stock if the total return on net asset value of the common stock does not exceed the stated dividend rate or net swap expense for the preferred stock for the year after consideration of the reinvestment of distributions and the management fees attributable to the incremental liquidation value of the preferred stock, and that the comparative “total expense ratio” and “other expense” information reflected these waivers, if applicable. The Independent Board Members concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund as part of the Gabelli/GAMCO fund complex and assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale. The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.20% Preferred
NYSE–Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	182,608,368	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/11 through 01/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 180,857,486 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 180,857,486 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #3 03/01/11 through 03/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 181,682,556 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 181,682,556 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #5 05/01/11 through 05/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 181,682,556 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month 06/01/11 through 06/30/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 182,608,368 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Total	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 9/8/11

*	Print the name and title of each signing officer under his or her signature.